UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2023

Gelesis Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39362	84-4730610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Boylston Street Suite 6102
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 456-4718

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations

On February 27, 2023, the board of directors (the “Board”) of Gelesis Holdings, Inc. (the “Company”) established May 1, 2023, as the date for the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Due to the fact that the Company did not hold its annual meeting of stockholders in 2022 after its special meeting held in January 2022 in connection with its business combination, the Company is providing the due date for submission of any qualified stockholder proposal or qualified stockholder nominations. One or more of the proposals that the Company intends to present to its stockholders at the Annual Meeting will require the Company to file a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) prior to filing and mailing a definitive proxy statement relating thereto. Accordingly, the date of the Annual Meeting is subject to change, including as a result of any delays in the Company’s anticipated schedule for the Annual Meeting and SEC filings related thereto resulting from such SEC review process.

In accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s amended and restated bylaws (the “Bylaws”), the deadline for receipt of stockholder proposals or nominations for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 will be no later than 5:00 p.m., Eastern Time, March 13, 2023, or the tenth (10th) day following this public announcement of the meeting date. Stockholder proposals must comply with all of the applicable requirements set forth in the rules and regulations of the SEC, including Rule 14a-8 under the Exchange Act and the Bylaws. Stockholder proposals and director nominations should be addressed to our Secretary, c/o Gelesis Holdings, Inc. 501 Boylston Street, Suite 6102, Boston, Massachusetts 02116.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gelesis Holdings, Inc.

Date:	March 3, 2023	By:	/s/ Elliot Maltz
Elliot Maltz Chief Financial Officer (Principal Financial Officer and Accounting Officer)